SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 29, 2005
                                                          --------------



                               CAPITAL TRUST, INC.
                               -------------------
             (Exact Name of Registrant as specified in its charter)



           Maryland                     1-14788                 94-6181186
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(State or other jurisdiction       (Commission File            (IRS Employer
     of incorporation)                   Number)             Identification No.)


                 410 Park Avenue, 14th Floor, New York, NY 10022
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               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 655-0220
                                                          ---------------

                                      N/A
                                     ------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item  1.01        Entry Into a Material Definitive Agreement

         On July 29, 2005, Capital Trust, Inc. (the "Company") entered into a $75 million Master Repurchase Agreement (the "First Master Repurchase Agreement") with Morgan Stanley Bank ("Morgan Stanley"). On July 29, 2005, the Company and its wholly-owned subsidiaries, CT RE CDO 2004-1 Sub, LLC and CT RE CDO 2005-1 Sub, LLC, entered into another $75 million Master Repurchase Agreement with Morgan Stanley (the "Second Master Repurchase Agreement" and, together with the First Master Repurchase Agreement, the "Repurchase Agreements"). The Repurchase Agreements both expire on July 29, 2008, although both may terminate prior to, or under prescribed circumstances extend for an additional year, such date in accordance with their respective provisions. Subject to the terms and conditions thereof, the Repurchase Agreements provide for the purchase, sale and repurchase of, inter alia, commercial mortgage loans, commercial mezzanine loans, B-notes, participation interests in the foregoing, commercial mortgage-backed securities and other mutually agreed upon collateral and bears interest at varying rates over LIBOR based upon the type of asset included in the repurchase obligation. The foregoing description is qualified in its entirety by reference to the Repurchase Agreements, both of which will be attached as exhibits to the Company's Quarterly Report on Form 10-Q for the third quarter of 2005 which the Company intends to file in November 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                         CAPITAL TRUST, INC.


                                         By:      /s/ Geoffrey G. Jervis
                                            -------------------------------
                                              Name:    Geoffrey G. Jervis
                                              Title:   Chief Financial Officer




Date: August 3, 2005